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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 4, 2002


                 CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of March 4, 2002, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2002-B).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                           333-73712                95-4596514
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                                 91302
(Address of Principal                                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.

Filing of Certain Materials

         In connection with the issuance by CWABS Master Trust out of the Series 2002-B Subtrust of Revolving Home Equity Loan Asset Backed Notes, Series 2002-B (the "Securities"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         8.1  Opinion of Sidley Austin Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.



                                                By: /s/   Josh Adler
                                                      Name:  Josh Adler
                                                      Title:  Vice President



Dated:  March 29, 2002

                                 Exhibit Index

Exhibit                                                                   Page
8.1       Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters         5